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                                   EXHIBIT 23

                                  CROWE CHIZEK

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of Potters Financial Corporation on Form S-8 of our report dated February 3, 2000, on Potters Financial Corporation consolidated financial statements appearing in the Annual Report on form 10-KSB of Potters Financial Corporation for the year ended December 31, 1999.



                                               /s/ Crowe, Chizek and Company LLP

                                                   Crowe, Chizek and Company LLP

Columbus, Ohio
August 8, 2000